SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2005

Bowne & Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Hudson Street, New York, NY		10014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 924-5500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

99.1 Press release dated February 17, 2005 announcing results of operations for the year ended December 31, 2004

Item 2.02 Disclosure of Results of Operations and Financial Condition

On February 17, 2005, Bowne & Co., Inc issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWNE & CO, INC. (Registrant)

February 17, 2005	By:	/s/ C. Cody Colquitt

Name: C. Cody Colquitt
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Bowne & Co., Inc. dated February 17, 2005 announcing results of operations for the year ended December 31, 2004

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